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                                                                    EXHIBIT 24.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 2, 1998, on our audits of the financial statements and financial statement schedule of Handleman Company as of May 2, 1998, May 3, 1997 and April 27, 1996 and for the years then ended. We also consent to the reference to our firm under the caption "Experts."



                              PricewaterhouseCoopers LLP



Detroit, Michigan
July 28,1998